EXHIBIT 10.2

VALIDITY GUARANTY

This VALIDITY GUARANTY (the "Guaranty") is made as of March 29, 2012, by Daniel Khesin, an individual whose address is 520 West Avenue, #2102, Miami Beach, Florida 33139 (the "Guarantor") in favor of Midcap Business Credit LLC, having an office at 433 South Main Street, West Hartford, Connecticut (the "Lender").

BACKGROUND

A.

As of the date of this Guaranty, Divine Skin, Inc., a Florida corporation ("Divine"), Polaris Labs, Inc., a Florida corporation ("Polaris"), Sigma Development & Holding Co., Inc., a Florida corporation ("Sigma"), DS Laboratories, Inc., a Florida corporation ("DS"), and Velocity Storage and Packaging, LLC, a Florida limited liability company ("Velocity") (Divine, Polaris, Sigma, DS and Velocity are hereinafter, collectively referred to as the "Borrower"), and the Lender have entered into a Demand Loan and Security Agreement (All Assets), dated as of the date hereof (such agreement, together with any amendments or modifications to it from time to time, shall be referred to herein as the "Loan Agreement").

B.

Pursuant to the Loan Agreement, the Lender has agreed to extend credit to the Borrower, conditioned upon the Guarantor's agreement to execute and deliver this Guaranty to the Lender.

C.

The Guarantor is an officer and stockholder of the Borrower.

D.

The Guarantor has independently determined that execution, delivery, and performance of this Guaranty will directly benefit the Guarantor and are within the best interests of the Guarantor.

NOW, THEREFORE, in consideration of these background recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Guarantor and the Lender agree as follows:

Section l.

Reference to Loan Agreement.

(a)

Reference is hereby made to the Loan Agreement for a statement of the terms and conditions thereof.

(b)

All capitalized terms utilized in this Guaranty which are defined in the Loan Agreement and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

Section 2.

Guaranty of Validity of Collateral.

(a)

The Guarantor hereby represents, warrants, covenants, and guarantees as follows:

(i)

As to each Qualified Account now existing or hereafter arising:

(A)

Such Qualified Account is genuine and enforceable in accordance with its terms and represents an undisputed and bona fide indebtedness owing to the Borrower by the account debtor obligated thereon.

(B)

There are no known defenses, setoffs, or counterclaims against such Qualified Account.

(C)

No payment has been received on such Qualified Account, and such Qualified Account is not subject to any credit or extension or agreements therefor unless written notice specifying such payment, credit, extension, or agreement is delivered to the Lender.

(D)

Each copy of each invoice with respect to such Qualified Account is a true and genuine copy of the original invoice sent to the Account Debtor named therein and accurately evidences the transaction from which such Qualified Account arose, and the date payment is due as stated on each such invoice or computed based on the information set forth on each such invoice is correct.

(E)

All chattel paper, and all promissory notes, drafts, trade acceptances, and other instruments for the payment of money relating to or evidencing such Qualified Account, and each endorsement thereon, are true and genuine and in all respects what they purport to be, and are the valid and binding obligation of all parties thereto, and the date or dates stated on all such items as the date on which payment in whole or in part is due is correct.

(F)

All Eligible Inventory described in each invoice evidencing such Qualified Account has been delivered to the Account Debtor named in such invoice or placed for such delivery in the possession of a carrier not owned or controlled directly or indirectly by the Borrower.

(G)

All evidence of the delivery or shipment of such Eligible Inventory is true and genuine.

(H)

All services to be performed by the Borrower in connection with such Qualified Account have been performed by the Borrower.

(I)

All evidence of the performance of such services by the Borrower is true and genuine.

(ii)

All proceeds of Qualified Accounts required by the terms and conditions of the Loan Agreement to be held by the Borrower in trust for the Lender or as property of the Lender or to be remitted to the Lender will be delivered to the Lender in the identical form as received by the Borrower, or as otherwise requested by the Lender, immediately upon receipt but no later than the first business day following receipt thereof by the Borrower, and the Borrower shall not use any of such proceeds or commingle such proceeds with any of its own funds.

(iii)

Proper entries have been made and will be made on the Borrower's books and records conspicuously and clearly disclosing the security interest in favor of the Lender in the Qualified Accounts and other Collateral.

(iv)

The Borrower is and will be the owner of the Collateral free of all security interests, liens, and other encumbrances except as described in Schedules B attached to the Loan Agreement.

(v)

All representations made by the Borrower to the Lender, and all documents and schedules given by the Borrower to the Lender, relating to the description, quantity, quality, condition, and valuation of any of the Collateral are and will be true and correct.

(vi)

The Borrower has not received and will not receive any Eligible Inventory on consignment or approval unless the Borrower (a) has delivered written notice to the Lender describing any Eligible Inventory which the Borrower has received on consignment or approval, (b) has marked such Eligible Inventory on consignment or approval or has segregated it from all other Eligible Inventory, and (c) has appropriately marked its records to reflect the existence of such Eligible Inventory on consignment or approval.

(vii)

The Eligible Inventory is and will be located only at the address or addresses of the Borrower set forth in the Loan Agreement, or such other place or places as approved by the Lender in writing.

(viii)

All Collateral is and will be insured as required by Section 14(a) of the Loan Agreement, pursuant to policies in full compliance with the requirements of such Section.

(ix)

All Eligible Inventory has been and will be produced by the Borrower in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders promulgated thereunder.

(b)

Upon breach of any of the covenants, warranties, representations, or guarantees contained in this Guaranty pertaining to the Qualified Accounts and Eligible Inventory, the Guarantor shall indemnify, save, and hold the Lender harmless from and against any loss or damage suffered by the Lender as a result of any such breach, and for all fees, costs, and expenses incurred in connection therewith, including, without limitation, attorneys' fees and expenses incurred by the Lender in retaining any counsel for advice, suit, or appeal, or for any bankruptcy, insolvency, or similar proceeding under the Federal Bankruptcy Code or otherwise.

Section 3.

Notice of Inaccuracies.

The Guarantor shall promptly inform the Lender in writing if he believes that any schedule of Qualified Accounts, schedule of Eligible Inventory or any other schedule, report, or writing delivered by the Borrower to the Lender pursuant to the terms and conditions of the Loan Agreement is not true and accurate in all respects as and when submitted, including, without limitation, quantities, identification of items of Eligible Inventory, and net cost and sales price thereof.

Section 4.

Nature of Guaranty: Termination.

(a)

This Guaranty is a continuing guaranty of the validity of the Qualified Accounts and Eligible Inventory, as provided herein, independent of and in addition to any other guaranty, endorsement, surety agreement, collateral, or other agreement held by the Lender, whether executed or granted by the Guarantor or otherwise. Liability of the Guarantor hereunder shall be absolute and unconditional irrespective of, and the Guarantor waives any defenses which may otherwise arise as a result of, any of the following:

(i)

any lack of validity or enforceability of any document, agreement, or writing creating or evidencing any obligation of the Borrower, including, without limitation, the lack of validity or enforceability of all or any portion of any lien or security interest securing all or any part of such obligations;

(ii)

any non−perfection of any lien on or security interest in the Collateral or any collateral securing all or any part of the obligations of the Borrower to the Lender under the Loan Agreement or this Guaranty, or any failure by the Lender to protect, preserve, or insure the Collateral or any collateral securing all or any part of such obligations or this Guaranty; and

(iii)

any event or circumstance which might operate under applicable law to discharge the liability of the Guarantor or might otherwise constitute or give rise to a defense available to the Borrower, the Guarantor, or any other guarantor of any of the obligations of the Borrower to the Lender.

(b)

This Guaranty shall not be affected, impaired, or diminished by the failure of any verification or examination of the Qualified Accounts, the other Collateral, or books of the Borrower to disclose any irregularities of wrongdoings of the Borrower. It is further understood and agreed that the Lender shall not be chargeable for, nor shall the Guarantor be relieved from liability hereunder, because of any negligence, mistake, act, or omission of any accountant, examiner, agent, or attorney employed by the Lender in making examinations, investigations, collections, or otherwise.

(c)

The Guarantor shall pay and perform his obligations under this Guaranty upon demand, without requiring any proceedings to be taken against the Borrower, any debtor, or any security.

(d)

This Guaranty shall remain in full force and effect until all of the obligations of the Borrower to the Lender and all other fees, costs, and expenses payable by the Borrower to the Lender have been paid or performed in full and the Lender has no further obligations or commitments to the Borrower to advance funds under the Loan Agreement or otherwise. This Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of such obligations is rescinded, voided, or rendered void or voidable as a preferential transfer, impermissible set−off, or fraudulent conveyance or must otherwise be returned or disgorged by the Lender, as if such rescinded, avoided, voided, or voidable payment had not been made.

Section 5.

Waivers of the Guarantor.

The Guarantor hereby agrees that the Guarantor shall not have, and hereby expressly waives forever:

(a)

any right to subrogation, indemnification, or contribution and any other right to payment from or reimbursement by the Borrower, in connection with or as a consequence of any payment made by the Guarantor hereunder;

(b)

any right to enforce any right or remedy which the Lender has or may hereafter have against the Borrower;

(c)

any benefit of, and any right to participate in, the Collateral or any collateral securing all or any part of the obligations of the Borrower to the Lender under the Loan Agreement or this Guaranty or any payment made to the Lender or collection by the Lender from the Borrower;

(d)

any right to require promptness and diligence on the  part of the Lender;

(e)

any right to receive notices, including, without limitation, notice of the acceptance of this Guaranty or the acceptance of all papers, documents, instruments, assignments, schedules of Qualified Accounts, Eligible Inventory, equipment the pledge of warehouse receipts or Eligible Inventory, the incurrence of any obligations by the Borrower to the Lender, notice of any action taken by the Lender, notice of default, notice of the Lender's intent to accelerate the Indebtedness or any part thereof, notice of such acceleration, notice of the intended disposition of the Collateral or any collateral securing all or any part of the obligations of the Borrower to the Lender, notice of nonpayment, partial payment, presentment, demand, protest and all other notices to which the Guarantor might otherwise be entitled;

(f)

any right to contest any of the procedures or actions taken by the Lender with respect to the Collateral or any collateral securing all or any part of the obligations of the Borrower to the Lender, pursuant to Section 9−610(b) of the Uniform Commercial Code or otherwise; and

(g)

any right to require the Lender to advise the Guarantor of any information known to the Lender regarding the financial or other condition of the Borrower, the Guarantor acknowledging that the Guarantor is responsible for being and keeping informed regarding such condition.

Section 6.

Representations and Warranties of the Guarantor.

The Guarantor hereby represents and warrants to the Lender as follows:

(a)

The Guarantor is sui juris and of full capacity to execute, deliver, and perform this Guaranty.

(b)

The execution, delivery, and performance of this Guaranty is within the Guarantor's power and is not in contravention of any law or of any indenture, agreement, undertaking, or other document to which the Guarantor is a party or by which the Guarantor or any of the Guarantor's property is bound or affected.

(c)

No consent, license, approval, or authorization of, or registration, declaration, or filing with, any court, governmental body, authority, or other person or entity is required in connection with the valid execution, delivery, or performance of this Guaranty.

(d)

This Guaranty constitutes the legal, valid, and binding obligation of the Guarantor, enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy and insolvency laws and laws affecting creditors' rights generally.

(e)

Except as disclosed in writing by the Guarantor to the Lender, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of the Guarantor, threatened against the Guarantor or any basis therefor which, if adversely determined, would, in any case or in the aggregate, materially adversely affect the property, assets, or financial condition of the Guarantor.

(f)

No representation, warranty, or statement by the Guarantor contained herein or in any other document furnished by the Guarantor pursuant hereto or in connection herewith fails to contain any statement of material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it is made. There is no fact which the Guarantor knows or should know and has not disclosed to the Lender which does or may materially or adversely affect the Guarantor, the Borrower, or either of their respective operations.

Section 7.

Financial Statements.

The Guarantor shall furnish to the Lender:

(a)

within ninety (90) calendar days after the end of each calendar year, the annual financial statements of the Guarantor, which presents fairly the Guarantor's financial position;

(b)

concurrently with the delivery to the Internal Revenue Service of each federal income tax return for the Guarantor, a true and correct copy of each such return; and

(c)

from time to time, such other information in the Guarantor's possession and control as the Lender may reasonably request.

Section 8.

Notices.

Any notices and any other communications provided for hereunder shall be made by telegram, electronic transmitter, overnight air courier, or certified or registered mail, return receipt requested, and shall be deemed to be received by the party to whom sent one (1) business day after sending, if sent by telegram, electronic transmitter, or overnight air courier, and three (3) business days after mailing, if sent by certified or registered mail. All such notices and other communications to a party shall be addressed to such party at the address set forth on the cover page hereof or to such other address as such party may designate for itself in a notice to the other party given in accordance with this Section.

Section 9.

Miscellaneous.

(a)

No modification, rescission, waiver, release, or amendment of any provision of this Guaranty shall be made, except by a written agreement signed by the Guarantor and a duly authorized officer of the Lender.

(b)

"Borrower" and "Guarantor" as used in this Guaranty shall include, respectively:

(i)

as to the Borrower, any successor, individual, association, partnership, or corporation to which all or a substantial part of the business or assets of the Borrower shall have been transferred or any other corporation into which the Borrower (if the Borrower is a corporation) shall have been merged, consolidated, reorganized, or absorbed; and

(ii)

as to the Guarantor, any heir, executor, administrator, personal representative or successor of the Guarantor except that the Guarantor shall not have the right to assign its obligations hereunder or any interest herein.

(c)

"Lender" shall include the successors and assigns of the Lender.

(d)

The rights and benefits of the Lender hereunder shall, if the Lender so agrees, inure to any party acquiring any interest in the Indebtedness or any part thereof.

(e)

No course of dealing between the Borrower or the Guarantor and the Lender, and no delay or omission by the Lender in exercising any right or remedy hereunder or under the Loan Agreement shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of the Lender are cumulative.

(f)

From time to time, the Guarantor shall take such action and execute and deliver to the Lender such additional documents, instruments, certificates, and agreements as the Lender may reasonably request to effectuate the purposes of this Guaranty.

(g)

Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

(h)

The provisions of this Guaranty are independent of and separable from each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part. If any provision of this Guaranty is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable not render prohibited or unenforceable such provision in any other jurisdiction.

(i)

THIS GUARANTY AND THE TRANSACTIONS EVIDENCED HEREBY SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF CONNECTICUT.

(j)

THE GUARANTOR AND THE LENDER AGREE THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS GUARANTY MAY BE COMMENCED IN ANY COURT IN THE STATE OF CONNECTICUT, IN ANY COUNTY, OR IN THE DISTRICT COURT OF THE UNITED STATES IN ANY DISTRICT, IN WHICH THE LENDER HAS AN OFFICE IN THE STATE OF CONNECTICUT, AND THE GUARANTOR WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO THE GUARANTOR, OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OF CONNECTICUT OR THE UNITED STATES.

(k)

GUARANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS GUARANTY IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY WAIVES GUARANTOR'S RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE LENDER MAY DESIRE TO USE, AND FURTHER WAIVES GUARANTOR'S RIGHTS TO REQUEST THAT THE LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT GUARANTOR AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY THE LENDER. GUARANTOR HEREBY FURTHER EXPRESSLY WAIVES DILIGENCE, DEMAND, PRESENTMENT, PROTEST, NOTICE OF NONPAYMENT OR PROTEST, NOTICE OF THE ACCEPTANCE OF THIS GUARANTY, NOTICE OF ANY RENEWALS OR EXTENSIONS OF THE NOTE AND OF ANY ACCOMMODATIONS MADE OR EXTENSIONS OR OTHER FINANCIAL ACCOMMODATIONS GRANTED TO BORROWER OR OTHER ACTION TAKEN IN RELIANCE HEREON AND ALL OTHER DEMANDS AND NOTICES OF ANY DESCRIPTION IN CONNECTION WITH THIS GUARANTY, ANY OF THE LIABILITIES OR OTHERWISE, AND ALL RIGHTS UNDER ANY STATUTE OF LIMITATIONS.

(l)

This Guaranty may be executed in any number of counterparts and by the Lender and the Guarantor on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same Guaranty.

Section 10.

 Waiver of Jury Trial.

THE GUARANTOR AND THE LENDER (BY ACCEPTANCE HEREOF) HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY THE GUARANTOR OR THE LENDER MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS RELATED THERETO. THE GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. THE GUARANTOR ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ACCEPT THIS GUARANTY BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by a duly authorized officer, as of the date first above written.

WITNESS:

/s/ Daniel Khesin
Daniel Khesin

Address:	520 West Avenue, #2102
Miami Beach, Florida 33139

STATE OF FLORIDA

County of ________________________

On this _____ day of April, 2012, before me, the undersigned notary public, personally appeared Daniel Khesin, an individual, proved to me to be the person whose name is signed on the preceding or attached document, through satisfactory evidence of identification, namely, a driver's license issued by the State of Florida bearing the photographic image of the face and signature of Daniel Khesin, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public
My Commission Expires:

ACKNOWLEDGED AND ACCEPTED

IN WEST HARTFORD, CONNECTICUT

MIDCAP BUSINESS CREDIT LLC

By:__________________________________

     Richard E. Mount, President